                                                                EXHIBIT 99.5




June 26, 1996


DeBartolo Realty Corporation
7655 Market Street
P.O. Box 3287
Youngstown, Ohio 44513
Attn:  Kim A. Rieck


Simon Property Group, Inc.
Merchants Plaza
115 West Washington Street
Suite 15 East
Indianapolis, Indiana 46204
Attn:  James M. Barkley


I, M. Denise DeBartolo York, hereby consent to the use of my name in connection with my being nominated for election and serving as a director of Simon DeBartolo Group, Inc. in the Registration Statement on Form S-4 of Simon DeBartolo Group, Inc., including the joint proxy statement/prospectus of DeBartolo Realty Corporation and Simon Property Group, Inc., and in other materials related to the merger of Day Acquisition Corp., a subsidiary of Simon Property Group Inc., with and into DeBartolo Realty Corporation, and any amendments or modifications to any of the foregoing.


/s/ M. Denise DeBartolo York
- -------------------------------------
M. Denise DeBartolo York

                                                                EXHIBIT 99.5



June 26, 1996


DeBartolo Realty Corporation
7655 Market Street
P.O. Box 3287
Youngstown, Ohio 44513
Attn:  Kim A. Rieck


Simon Property Group, Inc.
Merchants Plaza
115 West Washington Street
Suite 15 East
Indianapolis, Indiana 46204
Attn:  James M. Barkley


I, Richard S. Sokolov, hereby consent to the use of my name in connection with my being nominated for election and serving as a director of Simon DeBartolo Group, Inc. in the Registration Statement on Form S-4 of Simon DeBartolo Group, Inc., including the joint proxy statement/prospectus of DeBartolo Realty Corporation and Simon Property Group, Inc., and in other materials related to the merger of Day Acquisition Corp., a subsidiary of Simon Property Group Inc., with and into DeBartolo Realty Corporation, and any amendments or modifications to any of the foregoing.


/s/ Richard S. Sokolov
- -------------------------------------
Richard S. Sokolov

                                                                EXHIBIT 99.5




June 26, 1996


DeBartolo Realty Corporation
7655 Market Street
P.O. Box 3287
Youngstown, Ohio 44513
Attn:  Kim A. Rieck


Simon Property Group, Inc.
Merchants Plaza
115 West Washington Street
Suite 15 East
Indianapolis, Indiana 46204
Attn:  James M. Barkley


I, Edward J. DeBartolo, Jr., hereby consent to the use of my name in connection with my being nominated for election and serving as a director of Simon DeBartolo Group, Inc. in the Registration Statement on Form S-4 of Simon DeBartolo Group, Inc., including the joint proxy statement/prospectus of DeBartolo Realty Corporation and Simon Property Group, Inc., and in other materials related to the merger of Day Acquisition Corp., a subsidiary of Simon Property Group Inc., with and into DeBartolo Realty Corporation, and any amendments or modifications to any of the foregoing.


/s/ Edward J. DeBartolo, Jr.
- -------------------------------------
Edward J. DeBartolo, Jr.

                                                                EXHIBIT 99.5



June 19, 1996


DeBartolo Realty Corporation
7655 Market Street
P.O. Box 3287
Youngstown, Ohio 44513
Attn:  Kim A. Rieck


Simon Property Group, Inc.
Merchants Plaza
115 West Washington Street
Suite 15 East
Indianapolis, Indiana 46204
Attn:  James M. Barkley


I, G. William Miller, hereby consent to the use of my name in connection with my being nominated for election and serving as a director of Simon DeBartolo Group, Inc. in the Registration Statement on Form S-4 of Simon DeBartolo Group, Inc., including the joint proxy statement/prospectus of DeBartolo Realty Corporation and Simon Property Group, Inc., and in other materials related to the merger of Day Acquisition Corp., a subsidiary of Simon Property Group Inc., with and into DeBartolo Realty Corporation, and any amendments or modifications to any of the foregoing.


/s/ G. William Miller
- -------------------------------------
G. William Miller

                                                                    EXHIBIT 99.5


June 19, 1996


DeBartolo Realty Corporation
7655 Market Street
P.O. Box 3287
Youngstown, Ohio 44513
Attn:  Kim A. Rieck


Simon Property Group, Inc.
Merchants Plaza
115 West Washington Street
Suite 15 East
Indianapolis, Indiana 46204
Attn:  James M. Barkley


I, Philip J. Ward, hereby consent to the use of my name in connection with my being nominated for election and serving as a director of Simon DeBartolo Group, Inc. in the Registration Statement on Form S-4 of Simon DeBartolo Group, Inc., including the joint proxy statement/prospectus of DeBartolo Realty Corporation and Simon Property Group, Inc., and in other materials related to the merger of Day Acquisition Corp., a subsidiary of Simon Property Group Inc., with and into DeBartolo Realty Corporation, and any amendments or modifications to any of the foregoing.


/s/ Philip J. Ward
- -------------------------------------
Philip J. Ward

                                                                    EXHIBIT 99.5

June 20, 1996


DeBartolo Realty Corporation
7655 Market Street
P.O. Box 3287
Youngstown, Ohio 44513
Attn:  Kim A. Rieck


Simon Property Group, Inc.
Merchants Plaza
115 West Washington Street
Suite 15 East
Indianapolis, Indiana 46204
Attn:  James M. Barkley


I, Frederick W. Petri, hereby consent to the use of my name in connection with my being nominated for election and serving as a director of Simon DeBartolo Group, Inc. in the Registration Statement on Form S-4 of Simon DeBartolo Group, Inc., including the joint proxy statement/prospectus of DeBartolo Realty Corporation and Simon Property Group, Inc., and in other materials related to the merger of Day Acquisition Corp., a subsidiary of Simon Property Group Inc., with and into DeBartolo Realty Corporation, and any amendments or modifications to any of the foregoing.


/s/ Frederick W. Petri
- -------------------------------------
Frederick W. Petri